LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

We are pleased to report that in spite of a difficult market environment and the country's first recession in over a decade, the two Aristata Bond Funds achieved positive total returns for the year ended April 30. The Aristata Equity Fund recorded a modest 5% decline during the same period and performed much better than the Standard & Poor's 500 which declined 12.6 percent.

Equally important to the results for the last twelve months however, are the Funds' investment returns since their March 1998 inception. This approximate four-year period spanned the best of times and the worst of times for stock and bond markets. We saw economic growth, recession, and rising and falling security prices and interest rates. The first two years enjoyed rapidly rising stock prices but bonds suffered from challenging interest rate trends. During the next two years, the bond market enjoyed the best of times, and stocks suffered the worst of times with the collapse in technology speculation, and the onset of recession. The Aristata Equity Fund has an average annual return of 5.00% since March 2, 1998 compared to the Standard & Poor's 1.92% annualized return. The Aristata Bond funds recorded positive returns as well during the same period.

ARISTATA APPROACH TO INVESTING

The Aristata investment philosophy reflects a disciplined approach that places emphasis on reducing risks and capturing opportunities for growth. History is rich with examples that building wealth is the result of a long-term investment horizon, and not the outcome of short-term trading. It was Ben Franklin who said: time is money, and in the art of investing, time - not timing - is the investor's best friend.

Market turbulence and economic uncertainty increased during the last fiscal year. The stock market remained well below historical highs, and the economy struggled with recession. How did Aristata Funds manage to sidestep many of the wild swings in the market while earning solid results over the long term? Following are a few explanations:

A FOCUS ON INDUSTRY ANALYSIS. Groups of stocks in the same industry often move together. Identification of both the better performing industries and avoidance of the weaker performing industries can successfully impact long-term investment results.

THE VALUE OF CONTRARY INVESTMENT OPINIONS. We try to stand apart from the crowd and make independent decisions. Following the herd is usually a recipe for poor performance, and echoes the sentiment of an investment sage; "if everyone has the same opinion, there's only one variable to adjust, and that's price."

INVESTMENT DECISIONS ARE BASED ON VALUATION. The goal of our analysis is to invest in strong, viable businesses at reasonable prices. Our research draws heavily from financial income statement and balance sheet analysis. The process incorporates a long-term perspective for company profitability and valuation. Often we look for a catalyst that will help "unlock" the unrecognized value.

FINALLY, PORTFOLIO DIVERSIFICATION IS ONE OF THE KEYS TO RISK MANAGEMENT. The diversification extends across industry groups and individual stocks. We realize a few negative surprises are inevitable, but over the long-term we proactively practice diversification to minimize risk.

As a demonstration of our belief in diversification, the Aristata Equity Fund currently holds 54 stocks across 12 industries. The largest single industry group is 12.6% of the portfolio, and the largest single stock position is 3.5%. The Aristata Quality Bond Fund and Aristata Colorado Quality Tax-Exempt Fund hold 98 and 49 bonds, respectively, and are diversified across 5 and 8 different industries respectively.

CURRENT OBSERVATIONS ON THE ECONOMY AND FINANCIAL MARKET

The current slowdown ended the longest U.S. expansion in the post war era. Now just over a year old, the recession has been relatively mild. This marks the tenth downturn during the post war period. As with past slowdowns there are some early signs of better times ahead, but the exact timing of recovery and strength of the upturn remain uncertain. However, the important point remains; there is no reason to doubt a U.S. recovery. Our country has a perfect record; renewed growth has followed all recessions.

The equity markets demonstrated once again their ability to lead economic events. Major U.S. stock markets turned down in early 2000, about a year before the official start of the recession. The ensuing bear market in stocks, in hindsight, correctly foreshadowed the sharp profit contraction that has been reported during the last year by a growing list of companies.

Our outlook for the stock market lacks the cheery confidence expressed earlier for the economy. In the case of U.S. stocks, although prices are down from the highs of 2000, by almost all valuation measures stocks remain richly priced. Current stock valuation benchmarks remain considerably above levels seen in most recessions and past bear markets. For this reason, we continue to focus on companies with attractive valuations and attempt to avoid expensively priced areas of the market. This strategy is especially compelling in today's markets.

Corporate profits are important drivers for the stock market. The less than sanguine view for the equity markets rests with a subdued outlook regarding corporate profits. While the current recession is mild by several measures, the profit declines are severe and rival the worst experience in decades.

The speculative bubble of 1998-2000 had as its mantra "earnings momentum." For many investors and corporate managements, time horizons became shorter and shorter. Hitting the estimates for quarterly earnings epitomized the most important goal. The short-term focus pushed some to liberal accounting, manipulation of earnings, conflicts of interest, and in some cases outright fraud.

The present decline in profits is magnified on the downside because on the upside great liberties were taken that exaggerated and inflated corporate profit. Now in the aftermath of Enron and Arthur Andersen, investors are more cautious if not downright skeptical. The corporate boardrooms are more conservative, and business practices and morals are stricter. The shifts underway may, in the near term, temper enthusiasm for stocks and moderate the profit recovery. Longer term this is a small price to pay if the result is honest and accurate reporting of information to investors.

We remain focused on selecting undervalued investments for the Aristata Funds. Our research efforts continue to uncover attractive investments, and as always we remain disciplined toward a low risk profile for the management of fund investments.

On behalf of all of us with TEMPEST INVESTMENT COUNSELORS and the ARISTATA FUNDS, we thank you for the investments you have entrusted to us for management.

Sincerely,

/s/ H. David Lansdowne

President
TEMPEST INVESTMENT COUNSELORS, INC.

FUND REVIEW

ARISTATA EQUITY FUND

PERFORMANCE

The Aristata Equity Fund's total return for the year ended April 30, 2002 was -4.99%. The Standard & Poor's 500 index registered a -12.63% decline during the same period. Diversification in the Fund and our continued discipline of purchasing stocks with compelling valuations were major factors in achieving returns that again were better than the S&P 500. The equity market environment remained challenging last year as witnessed in the price decline in the NASDAQ composite of approximately -20%.

EQUITY MARKET OVERVIEW

Since our last report to you six months ago, the stock market is generally higher although the technology sector remains out of favor (S&P +1.7%, DJIA +9.6%, Nasdaq -0.1%). However, virtually all of that gain is the result of the bounce back following the lows set just after September 11th. More recently the trend in the market has been - at best - sideways. Recent signs from the economy point to a recovery, but the stock market continues to adjust to the previous extremes of over-valuation.

So far this year we have continued to see the unwinding of the technology bubble, that drove stock prices to unrealistic, and unsustainable prices. The Telecom sector has been especially hard hit with many large companies well off their highs. Several of these companies have had to declare bankruptcy.

The major business news has been the collapse of Enron, and the indictment of its auditor, Arthur Andersen. This has been in the headlines, but the actual impact to the economy is minor. Still there are wide ranging ramifications affecting pension funds, the auditing/consulting profession, Wall Street security analysis and bond rating agencies.

A DIFFERENT KIND OF RECESSION

The economy certainly slowed down between March and November last year, but we did not experience two consecutive quarters of negative GDP growth, the classic definition of a recession.

However, it did look to us like a recession. Over 1.5 million people lost their jobs, business investment (especially in technology) virtually disappeared. Corporate profits dropped almost in half. And from peak to trough, the Standard & Poor's 500 Index was down 37%, and the Nasdaq plummeted 72%.

Offsetting these areas of weakness, consumer spending remained relatively healthy, and housing also stayed strong, reflecting the low interest rate environment.

A RETURN TO BASICS - THE IMPORTANCE OF DIVIDENDS

The bursting of the Internet Bubble, and the collapse in Telecom (not to mention Enron) has prompted a return to investment basics. By this we mean a renewed emphasis on independent analysis, and some "old fashioned" values, such as the importance of dividends. The average dividend yield on the Aristata holdings is currently 2.1%, significantly above the Standard & Poor 500's 1.4%.

During the go-go years on the Nasdaq, it seemed as if investors ignored dividends. All that mattered was capital appreciation. Historically, however, dividends have been an important part of the total return earned on equities.

Dividends are a good indication of a healthy business. A company must be profitable (and by that we mean real profits - not accounting gimmickry) in order to pay out cash to its shareholders over the long-term.

Over the last 200 years, an average of 57% of the total return each decade was earned from dividends. In fact, in 13 out of the 20 decades the returns from reinvested dividends exceeded the return from capital gains. Dividends demonstrate a commitment from management. They require real cash flow.

Many years ago, before formal, uniform accounting standards, dividends were used to signal to shareholders the health and profitability of a company. Perhaps we are returning to those days. Somewhere along the way the Northern Natural Gas Co. in morphing into Enron, quit sharing the profits in the form of dividends.

We expect that going forward there will be more emphasis on total return investing - i.e. capital gains and dividends. Part of this is, as Warren Buffet has often advised, investing in companies and businesses you can understand.

TURNOVER

During the technology bubble the level of trading volume skyrocketed. Also the rate of turnover in the equity markets increased - due in no small part to the popularity of day trading. The turnover rate is a measure of an investor's holding period. A high rate of turnover corresponds to a shorter holding period. Conversely, a low turnover reflects a longer holding period.

In the last ten years, the annual turnover rate on the New York Stock Exchange has roughly doubled from 50% to 100% and on the Nasdaq, it has almost tripled to 300%. In other words, the average holding period is 4 months. Some tech stocks have seen all of their outstanding shares turnover in less than a month.

As a result, any capital appreciation is usually short-term and therefore subject to higher tax rates. In addition, the trading decisions need to be based on short-term factors that are usually impossible to predict. Of course transactions costs are much higher too.

Compounding the problem, a recent study by Sanford C. Bernstein & Co. concluded that, over the last 40 years, stocks in the highest quintile of volatility have under-performed.

The approach at TEMPEST, on the contrary, is a long-term one. Our emphasis on industry analysis lends itself to longer holding periods. As a result, turnover is lower, as are trading costs, and historically there has been minimization of short-term capital gains for the portfolio. For the last several years, the turnover rate of the Aristata Equity Fund has averaged around 20% per year - much less than the average equity mutual fund.

PORTFOLIO UPDATE

The fifteen largest holdings represent approximately 38.3% of the total portfolio. These fifteen companies have an average price-to-earnings (PE) ratio of approximately 20x based on earnings for the last 12 months and an average dividend yield of 2.1%. In contrast, the S&P 500 has a PE ratio of about 43x reported earnings and a current dividend yield of 1.4%. The historically high PE level for the S&P reflects the sharp downturn in corporate earnings for many companies.


               FIFTEEN LARGEST HOLDINGS(2) - AS OF APRIL 30, 2002

                                               SECTOR        % OF           DIVIDEND           PRICE
COMPANY                                REPRESENTATION     INVESTMENTS         YIELD       EARNINGS RATIO
--------------------------------------------------------------------------------------------------------
Questar Corp.                Electric & Gas Utilities        3.5%             2.6%             16.0x

Vulcan Materials Co.             Building/Real Estate        3.1%             2.0%             20.0

Westport Resources Corp.                       Energy        2.8%             0.0%             16.0

Ingersoll-Rand Co. Ltd.   Industrial Products & Svcs.        2.8%             1.4%             23.0

Albertson's, Inc.                    Consumer Staples        2.7%             2.3%             16.0

Merck & Co., Inc.                          Healthcare        2.6%             2.6%             18.0

Baker Hughes, Inc.                             Energy        2.6%             1.2%             29.0

Wyeth Inc.                                 Healthcare        2.4%             1.6%             26.0

AMGEN Inc.                                 Healthcare        2.3%             0.0%             40.0

Avon Products Inc.                   Consumer Staples        2.3%             1.4%             26.0

Duke Realty Corporation          Building/Real Estate        2.3%             6.8%             10.0

United Rentals                   Building/Real Estate        2.3%             0.0%             16.0

Int'l Business Machines                    Technology        2.2%             0.7%             20.0

Excel Energy, Inc.           Electric & Gas Utilities        2.2%             5.9%             13.0

Snap On, Inc.             Industrial Products & Svcs.        2.2%             3.0%             19.0
--------------------------------------------------------------------------------------------------------
                             FIFTEEN LARGEST HOLDINGS       38.3%             2.1% AVG.        20.0 X AVG.

                                STANDARD & POOR'S 500                         1.4%             43.0X

Healthcare continues to be a major theme in the portfolio, with three holdings in the top ten. American Home Products, a long-term holding of the fund has changed its name and is now called Wyeth. Merck is a more recent addition to the portfolio. From a 52 week high of $86 a share, Merck is now trading in the mid 50's. Merck is a large cap pharmaceutical company with a solid track record of long-term growth. There have been some concerns recently about patents expiring on some of their drugs and we believe this has created an opportunity for us to establish a position in a blue chip company. With the low turnover and long-term nature of the fund, we view healthcare as an attractive sector. The US population is aging, and demand for healthcare continues to increase - a long-term positive for the industry.

The fund continues to be overweighted (compared to the S&P 500) in the Building/Real Estate sector. This includes Real Estate Investment Trusts (REITs). While neither of our two REIT holdings by itself is in the top ten (Duke Realty Corp. just misses the list at number 11) this sector continues to be significant for us. We are currently earning an average 6.7% dividend yield on our two REITs. We continue to like the above average dividend yield and steady cash flows that REITs provide. This sector also contains some niche businesses such as United Rentals. United Rentals has grown as a consolidator in the equipment leasing business. In addition, the industry itself is growing as more companies realize the benefits of renting equipment (when you need it) versus owning it.

The technology weighting in the Fund remains below average. The current weighting of 11.7% is slightly lower than it was 6 months ago (11.9%). Technology stock valuations have come down dramatically over the last 2 years: the tech heavy Nasdaq index peaked just over 5,000 and is now at 1,688 as of April 30. Still, many of the stocks do not look cheap on a valuation basis. Spending on technology seemed to dry up in the fall of 2001 and it may be some time before it returns to normal. A new holding for us is ADC Telecommunications. ADC designs and manufactures equipment and software for the telecom industry. This group is currently out of favor with investor sentiment being extremely negative. ADC is down about 90% from its all time high two years ago. On the hardware side we continue to hold Hewlett Packard. There has been a great deal of controversy surrounding the

ARISTATA EQUITY FUND

SECTOR PROFILE as of April 30, 2002

[CHART]

TELECOMMUNICATIONS                3.9%
OTHER                             0.1%
BUILDING/REAL ESTATE             11.1%
CONSUMER DURABLES                 2.6%
CONSUMER STAPLES                  7.1%
ELECTRIC & GAS UTILITIES          7.7%
ENERGY                           11.1%
FINANCIAL                         8.6%
HEALTHCARE                       12.6%
TECHNOLOGY                       11.7%
INDUSTRIAL PRODUCTS & SERVICES   10.3%
TRANSPORTATION                    4.7%
SHORT-TERM INVESTMENTS            4.2%
BASIC MATERIALS                   4.3%

pending merger with Compaq. When the merger is completed (shareholders of both companies have voted in favor of the merger) the resulting company will have a significant market share in several product lines including PCs, servers and computer printers.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA EQUITY FUND, THE S&P 500, VALUE LINE COMPOSITE, AND THE LIPPER MULTI-CAP VALUE FUND INDEX.

[CHART]

                       ARISTATA EQUITY FUND         S&P 500*       VALUE LINE COMPOSITE    LIPPER MULTI-CAP VALUE FUND INDEX
         3/2/98              $10,000                $10,000              $10,000                       $10,000
                              10,410                 10,513               10,437                        10,449
                              10,454                 10,620               10,477                        10,508
                              10,229                 10,431               10,051                        10,275
        6/30/98               10,189                 10,856               10,003                        10,264
                               9,997                 10,743                9,367                         9,867
                               8,775                  9,188                7,728                         8,358
                               9,279                  9,775                8,087                         8,704
       10/31/98                9,933                 10,575                8,632                         9,420
                              10,244                 11,214                8,986                         9,827
                              10,607                 11,861                9,279                         9,990
                              10,359                 12,360                9,166                        10,025
                              10,177                 11,972                8,652                         9,792
                              10,445                 12,451                8,731                        10,062
        4/30/99               11,435                 12,937                9,518                        10,957
                              11,598                 12,624                9,634                        10,900
                              12,001                 13,325                9,981                        11,251
                              11,718                 12,911                9,721                        10,868
                              11,490                 12,844                9,303                        10,494
                              10,886                 12,492                8,984                        10,041
       10/31/99               10,897                 13,283                8,932                        10,352
                              11,083                 13,553                9,044                        10,347
                              11,326                 14,351                9,311                        10,583
                              11,001                 13,631                8,864                        10,127
                              10,677                 13,373                8,712                         9,594
                              11,639                 14,681                9,296                        10,608
        4/30/00               11,689                 14,240                9,113                        10,588
                              11,939                 13,943                8,889                        10,735
                              11,599                 14,290                8,872                        10,502
                              11,549                 14,069                8,916                        10,591
                              12,264                 14,937                9,492                        11,263
                              12,122                 14,148                9,160                        11,107
       10/31/00               12,298                 14,088                8,940                        11,371
                              11,908                 12,977                8,237                        10,951
                              12,456                 13,041                8,608                        11,603
                              12,786                 13,504                9,219                        12,041
                              12,511                 12,272                8,657                        11,712
                              12,107                 11,495                8,094                        11,301
        4/30/01               12,894                 12,388                8,636                        12,034
                              13,239                 12,471                8,861                        12,300
                              12,539                 12,167                8,781                        12,092
                              12,526                 12,048                8,544                        12,076
                              12,249                 11,293                8,108                        11,628
                              11,135                 10,381                6,851                        10,436
       10/31/01               11,371                 10,579                7,180                        10,651
                              12,107                 11,391                7,812                        11,422
                              12,337                 11,491                8,164                        11,753
                              12,159                 11,323                8,017                        11,600
                              12,144                 11,105                7,792                        11,448
                              12,594                 11,522                8,377                        12,033
        4/30/02              $12,251                $10,824              $ 8,167                       $11,679

                                                           *FUND BENCHMARK INDEX

                                  PERFORMANCE
                              AS OF APRIL 30, 2002

AVERAGE ANNUAL TOTAL RETURN (1)          1 YEAR            3 YEAR     SINCE INCEPTION (3/2/98)
Aristata Equity Fund                     (4.99)%            2.32%               5.00%
S&P 500 Index                           (12.63)%           (5.77)%              1.92%
Value Line Composite Index               (5.43)%           (4.97)%             (4.74)%
Lipper Multi-Cap Value Fund Index        (2.95)%            2.15%               3.80%

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO
  QUALITY TAX-EXEMPT FUND

PERFORMANCE

The Aristata Quality Bond Fund's total return for the year ended April 30, 2002 was 5.85%. The Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Intermediate Government/Credit Bond Index registered comparable returns of 7.48% and 7.18% respectively. As of April 30th, net assets of the Aristata Quality Bond Fund were $ 41.8 million. The Aristata Colorado Quality Tax-Exempt Fund had net assets of $13.4 million for the same ending period, while its 12 month total return was 5.62%. Comparable returns for the Lipper Municipal Intermediate Bond and the Lehman Brothers Municipal Index were 6.19% and 7.00% respectively.

FIXED INCOME MARKET REVIEW

The fixed income markets have faced a challenging period during the past year. Following a long economic expansion, the U.S. economy fell into a recession during 2001. In an effort to provide liquidity and stimulus, the Federal Reserve initiated one of the most aggressive easing cycles and lowered the "fed funds" rate to 1.75%, a 40 year low.

At the start of 2002, changing perceptions on the economy began to surface and the Federal Reserve switched from a weakness bias to a neutral bias on the economy's outlook. Citing accelerating growth, the Federal Reserve also cautioned that continued final demand from consumers would still be needed for a sustainable recovery moving forward. Economic indicators have given a mixed picture, with low job growth, yet high consumer spending and home sale levels.

Most recently concerns over possible military action in the Middle East have pushed oil prices higher, but overall inflation levels remain quite low. Low inflation still remains beneficial for bond investors over the long-term.

Volatility in the bond market has been caused by many uncertainties arising from the Middle East tensions, mixed economic data, and the Enron and Arthur Anderson situations. These uncertainties have led to a sense of caution among investors and a renewed emphasis on company balance sheets.

PORTFOLIO UPDATE

ARISTATA QUALITY BOND FUND

Despite the volatility in the markets, several areas of fixed income have offered opportunities. At the beginning of 2002, yields rose due to expectations of an economic recovery. In this rising yield environment, higher yielding alternatives such as corporate and U.S. government agency securities have outperformed U.S. Treasury securities.

Although corporate bonds have faced a difficult period due to lackluster earnings reports, higher quality corporates should remain appealing as companies continue to address their debt levels. Corporate restructuring efforts are beginning to materialize which should also benefit corporate securities. In addition, uncertainty in the stock markets has led to a return to the fixed income markets for added diversification.

As of April 30th, the Aristata Quality Bond Fund held 53% in high-grade corporate bonds and 43% in U.S. Government and agency obligations. The Fund's average maturity on April 30th was 7.4 years.

ARISTATA QUALITY BOND FUND
SECTOR PROFILE as of April 30, 2002

[CHART]

OTHER                                  1.4%
U.S. GOVERNMENT & AGENCY OBLIGATIONS  42.4%
COMMUNICATIONS                         4.1%
ELECTRIC UTILITIES                     0.7%
FINANCIAL                             16.8%
INDUSTRIAL                            31.6%
SHORT-TERM INVESTMENTS                 3.0%

ARISTATA QUALITY BOND FUND
QUALITY PROFILE (3) as of April 30, 2002

[CHART]

Aaa     50%
Aa      20%
A       27%
Baa      3%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA QUALITY BOND FUND, THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX.

[CHART]

                 ARISTATA QUALITY   LEHMAN BROTHERS GOV'T/CREDIT  LEHMAN BROTHERS INTERMEDIATE
                    BOND FUND              BOND INDEX*              GOV'T/CREDIT BOND INDEX
3/2/1998              10000                   10000                         10000
                      10030                   10031                         10032
                      10069                   10081                         10082
                      10158                   10189                         10156
6/30/1998             10218                   10293                         10221
                      10251                   10301                         10256
                      10400                   10502                         10418
                      10636                   10802                         10679
10/31/1998            10585                   10726                         10669
                      10602                   10790                         10667
                      10641                   10816                         10710
                      10687                   10893                         10769
                      10537                   10633                         10610
                      10599                   10687                         10690
4/30/1999             10622                   10713                         10723
                      10542                   10603                         10641
                      10519                   10570                         10648
                      10508                   10541                         10639
                      10495                   10532                         10647
                      10603                   10627                         10746
10/31/1999            10613                   10655                         10774
                      10611                   10648                         10787
                      10569                   10583                         10751
                      10507                   10580                         10712
                      10597                   10712                         10799
                      10702                   10867                         10912
4/30/2000             10652                   10813                         10887
                      10663                   10804                         10904
                      10862                   11024                         11096
                      10916                   11141                         11180
                      11044                   11298                         11312
                      11139                   11341                         11415
10/31/2000            11149                   11412                         11468
                      11303                   11607                         11624
                      11483                   11836                         11838
                      11647                   12035                         12032
                      11779                   12159                         12146
                      11863                   12215                         12239
4/30/2001             11859                   12123                         12208
                      11916                   12194                         12276
                      11951                   12252                         12321
                      12142                   12557                         12578
                      12241                   12718                         12703
                      12410                   12835                         12889
10/31/2001            12556                   13161                         13103
                      12481                   12945                         12972
                      12425                   12843                         12901
                      12481                   12936                         12968
                      12538                   13046                         13070
                      12366                   12782                         12871
4/30/2002             12552                   13030                         13084

*FUND BENCHMARK INDEX

                                  PERFORMANCE
                              AS OF APRIL 30, 2002

AVERAGE ANNUAL TOTAL RETURN (1)                         1 YEAR         3 YEAR       SINCE INCEPTION (3/2/98)
Aristata Quality Bond Fund                               5.85%          5.72%               5.61%
Lehman Bros.Gov't/Credit Bond Index                      7.48%          6.75%               6.55%
Lehman Bros. Intermediate Gov't/Credit Bond Index        7.18%          6.86%               6.66%
Lipper Corporate Debt Funds A Rated Index                6.78%          5.92%               5.65%

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

PORTFOLIO UPDATE

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

The municipal bond market has shown lower relative volatility than its taxable counterparts. Generally, municipal securities have shown positive total returns for the year ending April 30th. State and municipality revenues have declined as a result of unemployment and increased costs of homeland security. However, demand for municipals has remained strong as low short-term yields have driven investors to seek higher yields in the intermediate and long-term maturities.

Also the tax cuts implemented in the year 2001 have helped soften the overall economic downturn. Municipal valuations as a percentage of U.S. Treasuries remain at attractive levels for those investors in high income-tax brackets. The Fund's average maturity on April 30th was 9.0 years with a well-diversified mix of holdings.

We continue to favor high-quality Colorado municipal securities while seeking to provide tax-free income to our shareholders. In the months ahead, we will continue to monitor the business indicators for clearer signs of an improvement in the economic outlook. We would also like to thank you for your ongoing support of the Aristata Mutual Funds.

                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                      SECTOR PROFILE as of April 30, 2002

[CHART]

OTHER                       4.5%
PREREFUNDED BONDS          10.6%
GENERAL OBLIGATION BONDS   36.8%
REVENUE BONDS              48.1%

                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                    QUALITY PROFILE (3) as of April 30, 2002

[CHART]

A       6.1%
Aa     20.4%
Aaa    73.5%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA COLORADO QUALITY TAX-EXEMPT FUND, THE LIPPER MUNICIPAL INTERMEDIATE BOND FUND INDEX, AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX.

[CHART]

                      ARISTATA COLORADO QUALITY   LEHMAN BROTHERS MUNICIPAL    LIPPER MUNICIPAL INTERMEDIATE
                           TAX-EXEMPT FUND             BOND INDEX                   BOND FUND INDEX*
         3/2/98              $ 10,000                  $ 10,000                     $ 10,000
                               10,061                    10,009                       10,007
                               10,022                     9,976                        9,960
                               10,154                    10,121                       10,094
        6/30/98                10,176                    10,161                       10,128
                               10,200                    10,186                       10,151
                               10,330                    10,344                       10,298
                               10,423                    10,473                       10,409
       10/31/98                10,446                    10,473                       10,413
                               10,455                    10,510                       10,435
                               10,494                    10,536                       10,469
                               10,605                    10,662                       10,586
                               10,563                    10,615                       10,530
                               10,551                    10,630                       10,527
        4/30/99                10,564                    10,656                       10,556
                               10,517                    10,594                       10,493
                               10,410                    10,442                       10,350
                               10,464                    10,480                       10,399
                               10,440                    10,396                       10,352
                               10,460                    10,400                       10,357
       10/31/99                10,415                    10,288                       10,284
                               10,478                    10,397                       10,372
                               10,446                    10,319                       10,325
                               10,418                    10,274                       10,279
                               10,506                    10,394                       10,358
                               10,620                    10,621                       10,507
        4/30/00                10,582                    10,559                       10,462
                               10,546                    10,504                       10,419
                               10,752                    10,782                       10,634
                               10,839                    10,932                       10,755
                               10,940                    11,100                       10,888
                               10,916                    11,042                       10,856
       10/31/00                10,993                    11,163                       10,947
                               11,049                    11,248                       10,999
                               11,224                    11,525                       11,220
                               11,349                    11,640                       11,350
                               11,381                    11,677                       11,386
                               11,438                    11,782                       11,474
        4/30/01                11,374                    11,655                       11,370
                               11,479                    11,781                       11,487
                               11,549                    11,859                       11,558
                               11,641                    12,035                       11,698
                               11,786                    12,234                       11,875
                               11,794                    12,192                       11,858
       10/31/01                11,887                    12,337                       11,972
                               11,810                    12,233                       11,848
                               11,728                    12,117                       11,758
                               11,893                    12,327                       11,929
                               12,010                    12,476                       12,063
                               11,820                    12,231                       11,844
        4/30/02              $ 12,013                  $ 12,470                     $ 12,074

*FUND BENCHMARK INDEX

                                  PERFORMANCE
                              AS OF APRIL 30, 2002

AVERAGE ANNUAL TOTAL RETURN (1)                            1 YEAR         3 YEAR     SINCE INCEPTION (3/2/98)
Aristata Colorado Quality Tax-Exempt Fund                  5.62%          4.38%               4.50%
Lehman Brothers Municipal Bond Index                       7.00%          5.38%               5.44%
Lipper Municipal Intermediate Bond Fund Index              6.19%          4.58%               4.63%
Lipper Colorado Municipal Fund Average                     6.66%          4.06%               4.19%

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

(1) TOTAL RETURN IS THE CHANGE IN THE VALUE OF AN INVESTMENT IN THE FUND AFTER REINVESTING ALL INCOME AND CAPITAL GAINS. IT IS CALCULATED BY DIVIDING THE CHANGE IN TOTAL INVESTMENT VALUE BY THE INITIAL VALUE OF THE INVESTMENT. TOTAL RETURN FIGURES ARE NET OF ALL FUND EXPENSES AND REFLECT ALL FEE WAIVERS. WITHOUT THESE FEE WAIVERS, TOTAL RETURN WOULD HAVE BEEN LOWER. THE INCEPTION DATE OF EACH FUND IS MARCH 2, 1998. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS.

(2) THE FIFTEEN LARGEST HOLDINGS ARE PRESENTED TO ILLUSTRATE EXAMPLES OF THE EQUITY SECURITIES THAT THE FUND HOLDS AT FISCAL YEAR END AND MAY NOT BE REPRESENTATIVE OF THE FUND'S CURRENT OR FUTURE INVESTMENTS.

(3) QUALITY PROFILE BASED ON EACH SECURITY'S RATING FROM MOODY'S. FOR THOSE RATINGS NOT AVAILABLE FROM MOODY'S, S&P RATINGS WERE USED.

THE VIEWS EXPRESSED IN THIS ADVISER UPDATE REFLECT THE ADVISER'S VIEW ONLY THROUGH APRIL 30, 2002. THE ADVISER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

DEFINITION OF INDICES

The DOW JONES INDUSTRIAL AVERAGE is an unmanaged price weighed index of 30 of the largest, most widely held stocks traded on the NYSE. The index represents principal only and does not include the effect of reinvetments. The index is the sum of the current market price of the 30 stocks divided by a number that has been adjusted to take into account stock splits and changes in stock composition. The index represents asset types which are subject to risk, including loss of principal.

The LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX and the LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/ CREDIT BOND INDEX are unmanaged indices that are a broad measure of bond performance that reflect the reinvestment of income dividends and capital gain distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing. Intermediate indices include bonds with maturities of up to ten years.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index that is a broad measure of tax-exempt bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The LIPPER COLORADO MUNICIPAL BOND FUND AVERAGE is the average return of all bond funds tracked by Lipper that limit their assets to those securities exempt from taxation in the state of Colorado. The average return reflects the reinvestment of income dividends and capital gain distributions, if any.

The LIPPER CORPORATE DEBT FUNDS A RATED INDEX is an unmanaged index that measures the performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

The LIPPER MULTI-CAP VALUE FUND INDEX is an unmanaged index of funds, that by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average.

The LIPPER MUNICIPAL INTERMEDIATE BOND FUND INDEX is an unmanaged index that measures the performance of intermediate municipal debt funds (i.e. those with dollar-weighted average maturities of 5 to 10 years). The index return reflects the reinvestment of income dividends and capital gain distributions, if any.

The NASDAQ COMPOSITE INDEX is an unmanaged market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Markey System traded foreign common stocks and ADRs. The index includes over 5,000 companies witha market capitalization over $2.3 trillion.

The STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The VALUE LINE COMPOSITE INDEX is an unmanaged equally weighted geometric average composed of approximately 1700 stocks traded on the New York Stock Exchange, American Stock Exchange, and over- the-counter that are tracked by the Value Line Investment Survey. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

INDEPENDENT AUDITORS' REPORT

[DELOITTE & TOUCHE LLP LOGO]

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS,
FINANCIAL INVESTORS TRUST:

We have audited the accompanying statements of assets and liabilities of the Aristata Equity Fund, Aristata Quality Bond Fund and Aristata Colorado Quality Tax-Exempt Fund of Financial Investors Trust, including the statements of investments, as of April 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aristata Equity Fund, Aristata Quality Bond Fund and Aristata Colorado Quality Tax-Exempt Fund of Financial Investors Trust as of April 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Denver, Colorado
June 3, 2002

[DELOITTE & TOUCHE TOHMATSU INTERNATIONAL LOGO]

ARISTATA FUNDS

ARISTATA EQUITY FUND
STATEMENT OF INVESTMENTS
APRIL 30, 2002

                                                       SHARES                  VALUE*
                                                      --------                --------
COMMON STOCKS - 95.77%
BASIC MATERIALS - 4.34%
AGRICULTURE - 2.77%
Archer Daniels Midland Co.                            50,000              $   663,500
Deere & Co.                                           27,000                1,208,520
                                                                          -----------
                                                                            1,872,020
                                                                          -----------

METALS - 1.57%
Carpenter Technology Corp.                            40,000                1,060,000
                                                                          -----------

TOTAL BASIC MATERIALS                                                       2,932,020
                                                                          -----------

BUILDING/REAL ESTATE - 11.14%
BUILDING MATERIALS - 4.54%
Trex Company Inc.**                                   35,000                  987,000
Vulcan Materials Co.                                  45,300                2,084,706
                                                                          -----------
                                                                            3,071,706
                                                                          -----------

ENG./CONST./HOMEBUILDING - 2.26%
United Rentals Inc.**                                 60,000                1,530,000
                                                                          -----------

R.E.I.T./REAL ESTATE - 4.34%
Archstone-Smith Trust                                 50,375                1,358,110
Duke Realty Corp.                                     60,000                1,578,000
                                                                          -----------
                                                                            2,936,110
                                                                          -----------

TOTAL BUILDING/REAL ESTATE                                                  7,537,816
                                                                          -----------

CONSUMER DURABLES - 2.56%
AUTOMOBILE - 1.15%
Delphi Corp                                           50,000                  777,500
                                                                          -----------

HOUSEHOLD GOODS - 1.41%
Eastman Kodak Co.                                     10,900                  351,089
LA-Z-Boy Inc.                                         20,000                  600,800
                                                                          -----------
                                                                              951,889
                                                                          -----------

TOTAL CONSUMER DURABLES                                                     1,729,389
                                                                          -----------

CONSUMER STAPLES - 7.13%
FOOD/BEVERAGE - 2.72%
Albertson's, Inc.                                     55,000                1,844,700
                                                                          -----------

PACKAGED GOODS - 2.34%
Avon Products, Inc.                                   28,400               $1,586,140
                                                                          -----------

RETAIL - 2.07%
May Department Stores                                 11,800                  409,224
Target Corp.                                          22,800                  995,220
                                                                          -----------
                                                                            1,404,444
                                                                          -----------

TOTAL CONSUMER STAPLES                                                      4,835,284
                                                                          -----------
ELECTRIC & GAS UTILITIES - 7.74%
ELECTRIC UTILITIES - 4.24%
Duke Energy Corp.                                     36,000                1,379,880
Xcel Energy Inc.                                      58,590                1,489,944
                                                                          -----------
                                                                            2,869,824
                                                                          -----------

GAS UTILITIES - 3.50%
Questar Corp.                                         85,000                2,371,500
                                                                          -----------

TOTAL ELECTRIC & GAS UTILITIES                                              5,241,324
                                                                          -----------

ENERGY - 11.08%
OIL FIELD SERVICES - 2.58%
Baker Hughes, Inc.                                    46,300                1,744,584
                                                                          -----------

OIL & GAS - 8.50%
BP Amoco PLC                                          27,880                1,416,304
ChevronTexaco Corp.                                    6,160                  534,133
Murphy Oil Corp.                                      14,000                1,320,900
Royal Dutch Petroleum Co.**                           11,000                  574,860
Westport Resources Corp.**                            92,000                1,906,240
                                                                          -----------
                                                                            5,752,437
                                                                          -----------

TOTAL ENERGY                                                                7,497,021
                                                                          -----------

FINANCIAL - 8.58%
BANKS/S & L/FINANCE/LEASE - 4.05%
J.P. Morgan & Co., Inc.                               28,120                  987,012
PNC Financial Services Group                          16,000                  882,400
Wachovia Corp.                                        23,000                  874,920
                                                                          -----------
                                                                            2,744,332
                                                                          -----------

                                                      SHARES                  VALUE*
                                                     --------                --------
FINANCIAL (CONTINUED)
BROKERS/FINANCIAL SERVICES - 3.01%
Gallagher Arthur J & Co.                              22,800               $  823,080
Marsh & McLennan Cos., Inc.                           12,000                1,212,960
                                                                          -----------
                                                                            2,036,040
                                                                          -----------

INSURANCE - 1.52%
Allstate Corp.                                        25,920                1,030,061
                                                                          -----------

TOTAL FINANCIAL                                                             5,810,433
                                                                          -----------

HEALTHCARE - 12.58%
DRUGS - 9.30%
Abbott Laboratories                                   24,000                1,294,800
AMGEN, Inc.**                                         30,000                1,586,400
Merck & Co Inc.                                       33,000                1,793,220
Wyeth, Inc.                                           28,400                1,618,800
                                                                          -----------
                                                                            6,293,220
                                                                          -----------

MEDICAL PRODUCTS - 3.28%
Cardinal Health, Inc.                                 17,100                1,184,175
Pall Corp.                                            50,000                1,040,000
                                                                          -----------
                                                                            2,224,175
                                                                          -----------

TOTAL HEALTHCARE                                                            8,517,395
                                                                          -----------

INDUSTRIAL PRODUCTS & SERVICES - 10.27%
ELECTRICAL PRODUCTS - 1.72%
Emerson Electric Co.                                  21,800                1,163,902
                                                                          -----------

INDUSTRIAL COMPONENTS - 8.55%
Ingersoll-Rand Co. Ltd.                               37,800                1,888,110
Kennametal, Inc.                                      32,000                1,269,120
Snap On, Inc.                                         46,000                1,457,280
Trinity Industries, Inc.                              50,000                1,175,000
                                                                          -----------
                                                                            5,789,510
                                                                          -----------

TOTAL INDUSTRIAL PRODUCTS
   & SERVICES                                                               6,953,412
                                                                          -----------

TECHNOLOGY - 11.72%
COMPUTERS/PERIPHERAL - 3.61%
Hewlett-Packard Co.                                   55,000               $  940,500
Int'l Business Machines Corp.                         18,000                1,507,680
                                                                          -----------
                                                                            2,448,180
                                                                          -----------

ELECTRONICS - 5.07%
ADC Telecommunications Inc**                         175,000                  680,750
Anixter International, Inc.**                         33,000                  955,350
Avnet Inc.                                            25,000                  640,500
Motorola, Inc.                                        75,000                1,155,000
                                                                          -----------
                                                                            3,431,600
                                                                          -----------

SOFTWARE/SYSTEM SUPPORT - 3.04%
Electronic Data Systems Corp.                         23,600                1,280,536
FileNET Corp.**                                       45,000                  776,250
                                                                          -----------
                                                                            2,056,786
                                                                          -----------

TOTAL TECHNOLOGY                                                            7,936,566
                                                                          -----------

TELECOMMUNICATIONS - 3.96%
COMMUNICATIONS - 3.96%
Bellsouth Corp.                                       42,500                1,289,875
Verizon Communications, Inc.                          34,648                1,389,731
                                                                          -----------
                                                                            2,679,606
                                                                          -----------

TOTAL TELECOMMUNICATIONS                                                    2,679,606
                                                                          -----------

TRANSPORTATION - 4.67%
RAILS/TRUCK/MARINE - 4.67%
CSX Corp.                                             25,000                  904,250
Teekay Shipping Corp.                                 25,000                  922,000
U.S. Freightways Corp.                                40,000                1,338,000
                                                                          -----------
                                                                            3,164,250
                                                                          -----------

TOTAL TRANSPORTATION                                                        3,164,250
                                                                          -----------

TOTAL COMMON STOCKS                                                        64,834,516
     (Cost $39,732,240)                                                   -----------

                                                       SHARES                  VALUE*
                                                      --------                --------
SHORT-TERM INVESTMENTS - 4.21%
MUTUAL FUNDS - 4.21%
Fifth Third C/P Fund***                             1,949,387              $1,949,387
Fifth Third US Treasury Fund***                       900,000                 900,000
                                                                          -----------
                                                                            2,849,387
                                                                          -----------

TOTAL SHORT-TERM INVESTMENTS                                                2,849,387
     (Cost $2,849,387)                                                    -----------

TOTAL INVESTMENTS
     (Cost $42,581,627)                                99.98%              67,683,903

 Other Assets in Excess
       of Liabilities                                   0.02%                  14,021
                                                    ---------             -----------
  NET ASSETS                                          100.00%             $67,697,924
                                                    =========             ===========

* See note 1 to financial statements.
** Denotes non-income producing security.
***Related Party

ARISTATA QUALITY BOND FUND
STATEMENT OF INVESTMENTS
APRIL 30, 2002

DUE                                BOND RATING**         PRINCIPAL
DATE                COUPON          MOODY'S/S&P            AMOUNT              VALUE*
----                ------          -----------            ------              ------
U.S. GOVERNMENT &
AGENCY OBLIGATIONS   - 42.35%
U.S. TREASURY NOTES - 7.25%
07/15/06               7.000%           Aaa/AAA        $1,400,000          $1,542,899
08/15/11               5.000%           Aaa/AAA         1,500,000           1,489,103
                                                                           ----------
                                                                            3,032,002
                                                                           ----------

U.S. TREASURY BONDS - 4.61%
11/15/07               7.875%           Aaa/AAA           920,000             948,678
05/15/10              10.000%           Aaa/AAA           840,000             981,061
                                                                           ----------
                                                                            1,929,739
                                                                           ----------

FEDERAL FARM CREDIT BANK - 1.22%
01/22/08               6.120%           Aaa/AAA           500,000             508,689
                                                                           ----------

FEDERAL HOME LOAN BANK - 17.31%
08/19/09               7.050%           Aaa/AAA           250,000             264,558
01/12/10               7.155%           Aaa/AAA           250,000             266,446
05/24/10               8.050%           Aaa/AAA           250,000             250,949
06/07/11               6.700%           Aaa/AAA           250,000             250,830
07/25/11               6.500%            Aaa/NR           165,000             167,069
11/05/12               7.115%           Aaa/AAA           800,000             814,778
03/18/13               6.650%           Aaa/AAA           500,000             504,419
09/05/13               6.450%            Aaa/NR           200,000             200,101
01/27/15               8.000%           Aaa/AAA           500,000             518,399
02/09/15               8.000%           Aaa/AAA           200,000             215,389
02/25/15               8.000%           Aaa/AAA           250,000             260,729
08/14/15               8.000%           Aaa/AAA           200,000             209,597
09/25/15               6.405%            Aaa/NR           250,000             245,768
02/19/16               7.000%           Aaa/AAA           200,000             200,239
05/10/16               7.000%            Aaa/NR           300,000             300,171
06/06/16               6.700%            Aaa/NR           250,000             247,941
07/27/16               7.000%            Aaa/NR           250,000             250,992
07/27/16               7.000%            Aaa/NR           200,000             200,793
08/10/16               6.700%            Aaa/NR           500,000             498,570
09/26/16               6.500%            Aaa/NR           250,000             244,856
10/04/16               6.375%            Aaa/NR           250,000             242,867
10/24/16               6.225%           Aaa/AAA           250,000             240,291
12/29/16               6.650%            Aaa/NR           100,000              98,941
02/13/17               6.700%           Aaa/AAA           200,000             198,167
03/08/17               6.500%           Aaa/AAA           200,000             195,578
04/24/17               7.000%           Aaa/AAA           150,000             150,146
                                                                           ----------
                                                                            7,238,584
                                                                           ----------

DUE                                BOND RATING**         PRINCIPAL
DATE                COUPON          MOODY'S/S&P            AMOUNT              VALUE*
----                ------          -----------            ------              ------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION  - 3.28%
4/11/16                6.650%            Aaa/NR         $ 250,000          $  248,282
5/02/16                7.060%           Aaa/AAA           200,000             200,022
5/24/16                7.000%           Aaa/AAA           200,000             200,192
08/23/16               6.700%           Aaa/AAA           200,000             198,214
10/12/16               6.105%           Aaa/AAA           400,000             382,999
10/24/17               6.000%           Aaa/AAA           150,000             142,745
                                                                           ----------
                                                                            1,372,454
                                                                           ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION   - 8.68%
03/28/11               6.125%            Aaa/NR           575,000             575,137
12/03/12               6.920%           Aaa/AAA           800,000             811,626
01/22/13               6.440%           Aaa/AAA           500,000             500,882
03/10/16               8.200%           Aaa/AAA           105,000             125,564
10/25/16               6.100%           Aaa/AAA           250,000             238,861
11/15/16               6.050%           Aaa/AAA           150,000             142,510
12/28/16               6.780%           Aaa/AAA           150,000             151,155
01/30/17               6.630%           Aaa/AAA           200,000             196,673
03/13/17               6.625%           Aaa/AAA           200,000             196,533
04/24/17               6.500%           Aaa/AAA           150,000             148,140
04/24/17               6.760%           Aaa/AAA           300,000             296,973
02/25/22               7.000%           Aaa/AAA           250,000             246,722
                                                                           ----------
                                                                            3,630,776
                                                                           ----------

TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS                                                         17,712,244
  (Cost $17,201,585)                                                       ----------

CORPORATE BONDS - 53.24%
COMMUNICATIONS - 4.13%
Bellsouth Corp.
10/15/11               6.000%            Aa3/A+           250,000             241,898
New York Telephone Co.
02/15/04               6.250%             A1/A+           500,000             513,981
SBC Communications Inc.
03/15/11               6.250%           Aa3/AA-           250,000             246,755
Southern New England Telephone Co.
12/15/03               6.125%            Aa3/AA           700,000             726,329
                                                                           ----------
TOTAL COMMUNICATIONS                                                        1,728,963
                                                                           ----------

ELECTRIC UTILITIES - 0.69%
Gulf Power Co.
08/15/04               7.050%              A2/A         $ 270,000          $  287,204
                                                                           ----------

TOTAL ELECTRIC UTILITIES                                                      287,204
                                                                           ----------
FINANCIAL  - 16.81%
AUTOMOBILE - 0.91%
Toyota Motor Credit
12/15/08               5.500%           Aa1/AAA           380,000             378,941
                                                                           ----------

BANKS/S & L/FINANCE/LEASE - 6.70%
Bank of America Corp.
05/12/05               7.125%            Aa2/A+           500,000             536,232
Citicorp
08/15/05               6.750%            Aa2/A+           700,000             745,247
First Bank System
10/15/03               6.000%              A1/A           500,000             518,418
National City Corp.
05/15/19               6.875%              A2/A           600,000             598,310
NCNB Corp.
08/01/02               7.750%            Aa2/A+           200,000             200,437
Wells Fargo & Co.
02/01/11               6.450%            Aa2/A+           200,000             205,209
                                                                           ----------
                                                                            2,803,853
                                                                           ----------

BROKERS/FINANCIAL SERVICES - 7.83%
Bear Stearns Co.
04/15/03               6.750%              A2/A           750,000             774,723
03/01/07               7.000%              A2/A           250,000             261,897
Charles Schwab Corp.
03/01/10               8.050%             A3/A-           450,000             487,638
Credit Suisse First Boston Inc.
11/15/11               6.125%           Aa3/AA-           200,000             193,768
Goldman Sachs Group Inc.
01/15/11               6.875%             A1/A+           250,000             254,631
Merrill Lynch & Co.
04/27/08               7.000%           Aa3/AA-           700,000             745,390
Morgan Stanley Dean Witter & Co.
01/15/07               8.330%            Aa3/A+           500,000             556,148
                                                                           ----------
                                                                            3,274,195
                                                                           ----------

DUE                                BOND RATING**         PRINCIPAL
DATE                COUPON          MOODY'S/S&P            AMOUNT              VALUE*
----                ------          -----------            ------              ------
FINANCIAL (CONTINUED)
INSURANCE  - 1.37%
Allstate Insurance Corp.
06/15/03               6.750%              A1/A         $ 550,000          $  572,937
                                                                           ----------
TOTAL FINANCIAL                                                             7,029,926
                                                                           ----------

INDUSTRIAL  - 31.61%
AEROSPACE - 1.53%
Boeing Co.
06/15/03               6.350%             A2/A+           500,000             515,774
United Technologies Corp.
05/15/12               6.100%             A2/A+           125,000             126,003
                                                                           ----------
                                                                              641,777
                                                                           ----------

AUTOMOBILE - 1.22%
General Motors Corp.
05/01/05               6.250%           A3/BBB+           500,000             509,296
                                                                           ----------

BROADCASTING/ENTERTAINMENT - 1.26%
Walt Disney Co.
03/30/06               6.750%             A3/A-           500,000             524,885
                                                                           ----------

BUILDING MATERIALS    - 0.74%
Hanson Trust PLC
01/15/03               7.375%          Baa1/BBB           300,000             307,974
                                                                           ----------

CHEMICALS - 2.27%
Dow Chemical Co.
02/01/11               6.125%              A3/A           750,000             733,687
E. I. duPont de Nemours & Co.
03/15/04               8.125%           Aa3/AA-           200,000             216,547
                                                                           ----------
                                                                              950,234
                                                                           ----------

COMPUTER/PERIPHERAL - 2.72%
Hewlett Packard Co.
06/15/05               7.150%             A2/A-           400,000             420,423
International Business Machines Corp.
11/01/02               7.250%             A1/A+           700,000             716,529
                                                                           ----------
                                                                            1,136,952
                                                                           ----------

DRUGS - 1.67%
Bristol-Myers Squibb Co.
10/01/06               4.750%           Aa2/AAA           500,000             495,672
Eli Lilly & Co.
03/15/12               6.000%            Aa3/AA         $ 200,000          $  202,669
                                                                           ----------
                                                                              698,341
                                                                           ----------

FOOD/BEVERAGE - 5.67%
Albertson's, Inc.
08/01/09               6.950%         Baa1/BBB+           150,000             155,981
Archer Daniels Midland Co.
05/15/03               6.250%           Aa3/AA-           700,000             723,059
Coca Cola Enterprises Inc.
08/15/11               6.125%             A2/A+           300,000             301,225
Kraft Foods Inc.
11/01/11               5.625%             A2/A-           350,000             339,023
Philip Morris Cos., Inc.
05/15/02               7.625%             A2/A-           600,000             600,988
Sara Lee Corp.
09/15/11               6.250%             A3/A+           250,000             252,628
                                                                           ----------
                                                                            2,372,904
                                                                           ----------
HOUSEHOLD GOODS - 2.51%
Kimberly Clark Corp
02/15/12               5.625%            Aa2/AA           750,000             739,081
Whirlpool Corp.
03/01/03               9.000%         Baa1/BBB+           300,000             311,765
                                                                           ----------
                                                                            1,050,846
                                                                           ----------

METALS - 1.57%
Alcan Aluminum Ltd.
11/01/08               6.250%             A2/A-           630,000             655,444
                                                                           ----------

OIL & GAS - 1.68%
British Petroleum Co.
05/15/02               7.875%           Aa1/AA+           700,000             701,390
                                                                           ----------

PACKAGED GOODS - 2.30%
Fortune Brands, Inc.
04/01/08               6.250%              A2/A           500,000             512,147
Estee Lauder Inc.
01/15/12               6.000%             A1/A+           450,000             447,826
                                                                           ----------
                                                                              959,973
                                                                           ----------

PAPER/PACKAGING - 2.04%
Avery Dennison Corp.
04/15/05               6.750%              A2/A           800,000             853,050
                                                                           ----------

DUE                                BOND RATING**         PRINCIPAL
DATE                COUPON          MOODY'S/S&P            AMOUNT              VALUE*
----                ------          -----------            ------              ------
INDUSTRIAL (CONTINUED)
RESTAURANTS - 2.65%
McDonalds Corp.
09/01/05               6.625%            Aa3/A+         $ 700,000          $  709,798
04/15/11               6.000%            Aa3/A+           400,000             400,178
                                                                           ----------
                                                                            1,109,976
                                                                           ----------

RETAIL - 1.78%
Target Corp.
04/01/07               5.500%             A2/A+           350,000             355,161
03/01/12               5.880%             A2/A+           250,000             247,334
Wal-Mart Stores, Inc.
08/01/02               6.875%            Aa2/AA           140,000             141,673
                                                                           ----------
                                                                              744,168
                                                                           ----------

TOTAL INDUSTRIAL                                                           13,217,210
                                                                           ----------
TOTAL CORPORATE BONDS                                                      22,263,303
  (Cost $21,685,737)                                                       ----------


                                             SHARES
                                             ------
SHORT-TERM INVESTMENTS
MUTUAL FUNDS 3.04%
Fifth Third C/P Fund***               1,272,342         1,272,342
                                                      -----------
TOTAL SHORT-TERM INVESMENTS                             1,272,342
  (Cost $1,272,342)                                   -----------

TOTAL INVESMENTS                         98.63%        41,247,889
  (Cost $40,159,664)

Other Assets in Excess
  of Liabilities                          1.37%           574,475
                                      ---------       -----------
NET ASSETS                              100.00%       $41,822,364
                                      =========       ===========

*See note 1 to financial statements.
**Ratings - The Moody's and S&P ratings are believed to be the most recent ratings at April 30, 2002. Ratings are not covered by the Report of Independent Auditors.
***Related Party

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
STATEMENT OF INVESTMENTS
APRIL 30, 2002

DUE                                BOND RATING**         PRINCIPAL
DATE                COUPON          MOODY'S/S&P            AMOUNT              VALUE*
----                ------          -----------            ------              ------
COLORADO MUNICIPAL OBLIGATIONS - 95.54%
PREREFUNDED - 10.64%
Denver City & County
School District #1
Certificates of Participation
12/01/06               6.600%            Aa3/A+         $ 500,000          $  519,175
Platte River Power Authority, Rev
06/01/18               5.750%           Aaa/AA-           900,000             901,764
                                                                           ----------
TOTAL PREREFUNDED                                                           1,420,939
  (Cost $1,221,860)                                                        ----------

GENERAL OBLIGATION BONDS - 36.81%
Adams County
School District #12, FGIC
12/15/09               5.250%           Aaa/AAA           500,000             536,345
Adams County
School District #50
12/01/10               5.250%            A1/AA-           500,000             523,985
Aspen, Colorado
Housing, Series B
12/01/20               5.000%            Aa3/NR           175,000             169,622
Basalt Colorado
Sanitation District, AMBAC
12/01/18               5.000%            Aaa/NR           125,000             125,880
Boulder County Open Space
06/15/08               5.100%             NR/AA           200,000             211,748
Boulder Valley
School District #Re-2, FGIC
12/01/13               5.000%           Aaa/AAA           150,000             155,073
Clear Creek County
School District #Re-1, FSA
12/01/17               5.750%           Aaa/AAA           100,000             107,213
Denver Colorado City & County
08/01/14               5.000%           Aa2/AA+           100,000             103,280
Douglas County
School District #Re-1, MBIA
12/15/03               5.650%           Aaa/AAA           400,000             422,312
El Paso County
School District #20, FGIC
12/15/07               3.750%           Aaa/AAA           150,000             151,705

DUE                                BOND RATING**         PRINCIPAL
DATE                COUPON          MOODY'S/S&P            AMOUNT              VALUE*
----                ------          -----------            ------              ------
GENERAL OBLIGATION BONDS (CONTINUED)
Fort Collins Water
12/01/02               6.000%            Aa1/AA         $ 200,000          $  204,732
Parker Colorado Property
District 1, AMBAC
12/01/12               4.550%           Aaa/AAA           175,000             178,264
Pitkin County
School District 1, FGIC
12/01/20               5.000%           Aaa/AAA           150,000             149,627
San Miguel County
School District #R-1, MBIA
12/01/06               5.200%           Aaa/AAA           250,000             270,705
South Suburban Park &
Recreation District, FGIC
12/15/06               5.050%           Aaa/AAA           500,000             522,640
Summit County
School District #Re-1, FGIC
12/01/07               5.250%           Aaa/AAA           500,000             540,530
Thornton, FSA
12/01/07               5.150%           Aaa/AAA           500,000             540,835
                                                                            ---------
TOTAL GENERAL OBLIGATION BONDS                                              4,914,496
  (Cost $4,663,924)                                                         ---------

REVENUE BONDS - 48.09%
EDUCATION - 7.57%
Boulder Colorado
University Corp. Atmospheric Research Center, MBIA
09/01/22               5.000%           Aaa/AAA           200,000             197,472
Colorado EDL & Cultural
12/01/16               6.000%             NR/AA           125,000             133,921
Colorado EDL & Cultural, AMBAC
06/01/20               5.000%           Aaa/AAA           200,000             199,506
12/01/21               5.000%            Aaa/NR           150,000             148,512
Colorado State Board of Agriculture
Research Revenue, AMBAC
12/01/10               4.300%            Aaa/NR           175,000             176,496
University of Colorado
Enterprise System Revenue
06/01/16               5.100%           Aa3/AA-           150,000             154,088
                                                                            ---------
                                                                            1,009,995
                                                                            ---------

FINANCE - 9.68%
Aspen Colorado Sales Tax
11/01/10               5.000%             NR/A-          $120,000          $  125,574
Boulder Colorado Sales Tax, AMBAC
08/15/13               5.150%           Aaa/AAA           100,000             104,626
Broomfield Colorado Sales Tax, AMBAC
06/01/05               6.000%           Aaa/AAA           300,000             306,345
Douglas County Sales/Use Tax,MBIA
10/15/07               5.250%           Aaa/AAA           300,000             321,081
Durango Colorado Sales & Use Tax, FGIC
12/01/16               5.500%           Aaa/AAA           200,000             210,364
Jefferson County Open Space, FGIC
11/01/19               5.000%           Aaa/AAA           100,000             100,123
Pitkin County Sales Tax, FSA
12/01/11               4.000%           Aaa/AAA            125000             123,664
                                                                            ---------
                                                                            1,291,777
                                                                            ---------

HOSPITAL - 2.47%
University of Colorado Hospital Authority, AMBAC
11/15/09               5.000%            Aaa/NR           220,000             233,028
University of Colorado Hospital Authority
11/15/11              4.6000%             A3/NR           100,000              97,336
                                                                            ---------
                                                                              330,364
                                                                            ---------

POWER - 3.47%
Adams County Pollution Control, MBIA
04/01/08               5.625%           Aaa/AAA           300,000             311,403
Pueblo County Pollution Control, AMBAC
01/01/19               5.100%           Aaa/AAA           150,000             151,266
                                                                            ---------
                                                                              462,669
                                                                            ---------

TRANSPORTATION  - 8.10%
Arapahoe County
Highway E-470, MBIA
08/31/05               5.150%           Aaa/AAA           250,000             268,123
Colorado Department of Transportation, AMBAC
06/15/15               5.700%           Aaa/AAA           250,000             270,755
Colorado Department of Transportation, MBIA
06/15/19               4.200%           Aaa/AAA           225,000             228,449
Denver City & County Airport, MBIA
11/15/16               5.750%           Aaa/AAA           300,000             314,151
                                                                            ---------
                                                                            1,081,478
                                                                            ---------

DUE                                BOND RATING**         PRINCIPAL
DATE                COUPON          MOODY'S/S&P            AMOUNT              VALUE*
----                ------          -----------            ------              ------
REVENUE BONDS (CONTINUED)
WATER/SEWER  - 16.80%
Boulder Colorado Water & Sewer
12/01/12               5.300%           Aa2/AA+         $ 125,000          $  134,099
Colorado Springs Utility
11/15/21               5.000%            Aa2/AA           245,000             241,680
Colorado Water Reservoir & Power
Development Authority, FGIC
11/01/06               6.550%           Aaa/AAA           500,000             510,410
Colorado Water Reservoir & Power
Development Authority
09/01/07               5.250%           Aaa/AAA           250,000             271,785
Fort Collins Storm Drainage, AMBAC
12/01/20               4.875%           Aaa/AAA           250,000             245,035
Fountain Valley Authority
Water Treatment
12/01/07               5.200%            Aa2/AA           400,000             425,748
Little Thompson Water District, MBIA
12/01/18               5.800%            Aaa/NR           150,000             160,361
Pleasant View Water and Sanitation District, MBIA
12/01/13               4.350%           Aaa/AAA           125,000             124,054
Pueblo Colorado Board
Waterworks, FSA
11/01/09               5.250%           Aaa/AAA           120,000             130,046
                                                                         ------------
                                                                            2,243,218
                                                                         ------------

TOTAL REVENUE BONDS                                                         6,419,501
  (Cost $6,172,201)                                                      ------------

TOTAL COLORADO MUNICIPAL
OBLIGATIONS                                                                12,754,936
  (Cost $12,057,985)                                                     ------------

TOTAL INVESTMENTS                                           95.54%         12,754,936
  (Cost $12,057,985)

Other Assets in Excess
of Liabilities                                              4.46%             595,138
                                                          -------        ------------
NET ASSETS                                                100.00%        $ 13,350,074
                                                          =======        ============

*See note 1 to financial statements.

**Ratings - The Moody's and S&P ratings are believed to be the most recent ratings at April 30, 2002. Ratings are not covered by the Report of Independent Auditors.

***The Aristata Colorado Quality Tax-Exempt Fund had the following insurance concentration greater than 10% at April 30, 2002 (as a percentage of net assets):

        FGIC   21.55%
        MBIA   19.61%
        AMBAC  16.03%

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2002

                                                                                      COLORADO QUALITY
                                                           EQUITY      QUALITY BOND      TAX-EXEMPT
                                                        ----------------------------------------------
ASSETS:
Investments, at value (Cost - see below)                $ 67,683,903   $ 41,247,889    $ 12,754,936
Cash                                                               0              0         384,549
Dividends receivable                                          49,805              0               0
Interest receivable                                            3,355        718,675         247,636
Receivable for portfolio shares sold                           9,888         21,866               0
Organizational costs, net of accumulated amortization          6,712          5,449           2,543
Prepaid and other assets                                       5,546          6,100             787
                                                        ----------------------------------------------
               Total assets                               67,759,209     41,999,979      13,390,451
                                                        ----------------------------------------------

LIABILITIES:

Payable for investments purchased                                  0        126,335               0
Payable for portfolio shares redeemed                            750            770               0
Accrued investment advisory fee                               41,673         15,558             111
Accrued administration fee                                    14,795          7,397           4,931
Dividends payable                                                  0         26,434          34,716
Other payables                                                 4,067          1,121             619
                                                        ----------------------------------------------
               Total Liabilities                              61,285        177,615          40,377
                                                        ----------------------------------------------
NET ASSETS                                              $ 67,697,924   $ 41,822,364    $ 13,350,074
                                                        ==============================================
COST OF INVESTMENTS                                     $ 42,581,627   $ 40,159,664    $ 12,057,985
                                                        ==============================================

COMPOSITION OF NET ASSETS:

Paid in capital                                         $ 41,416,798   $ 41,309,549    $ 12,638,884
Undistributed net investment income                           29,254         83,866           8,295
Accumulated net realized gain (loss) on investments        1,149,596       (659,276)          5,944
Net unrealized appreciation in value of investments       25,102,276      1,088,225         696,951
                                                        ----------------------------------------------
NET ASSETS                                              $ 67,697,924   $ 41,822,364    $ 13,350,074
                                                        ==============================================

NET ASSET VALUE PER SHARE:

Net Assets                                              $ 67,697,924   $ 41,822,364    $ 13,350,074
Shares of beneficial interest outstanding                  8,238,454      4,290,813       1,383,429
Net asset value and redemption price per share          $       8.22   $       9.75    $       9.65

See notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2002

                                                                                    COLORADO QUALITY
                                                           EQUITY      QUALITY BOND    TAX-EXEMPT
                                                        ----------------------------------------------
INVESTMENT INCOME:
Interest                                                $    77,021    $ 2,776,880    $   661,810
Dividends (net of $3,852 withholding cost)                1,362,690              0              0
                                                        ----------------------------------------------
     Total Income                                         1,439,711      2,776,880        661,810
                                                        ----------------------------------------------

EXPENSES:
Investment advisory fee (Note 4)                            568,398        215,415         65,255
Administration fee (Note 4)                                 180,000         90,002         59,999
Legal                                                         1,489            138            114
Registration                                                  6,784          4,112            214
Amortization of organization costs                            7,661          4,909          1,617
Insurance                                                     1,460            930            365
Other                                                        13,715         17,340          6,872
                                                        ----------------------------------------------
     Total Expenses Before Waiver                           779,507        332,846        134,436
Expenses waived by investment adviser (Note 4)              (77,376)       (31,265)       (65,255)
Expenses reimbursed by investment adviser (Note 4)                0              0         (3,926)
                                                        ----------------------------------------------
     Net Expenses                                           702,131        301,581         65,255
                                                        ----------------------------------------------

Net Investment Income                                       737,580      2,475,299        596,555
                                                        ----------------------------------------------

Net realized gain on investments                          1,149,665         21,263         19,905
Change in net unrealized appreciation/depreciation       (5,330,742)       (56,473)        83,756
                                                        ----------------------------------------------
Net gain (loss) on investments                           (4,181,077)       (35,210)       103,661
                                                        ----------------------------------------------

Net Increase (Decrease) in Net Assets From Operations   $(3,443,497)   $ 2,440,089    $   700,216
                                                        ==============================================

See notes to financial statements.


                                       25

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       EQUITY FUND
                                                         -----------------------------------------
                                                         FOR THE YEAR ENDED     FOR THE YEAR ENDED
                                                            APRIL 30, 2002       APRIL 30, 2001
                                                         -----------------------------------------
OPERATIONS:
  Net investment income                                      $    737,580       $    773,652
  Net realized gain on investments                              1,149,665          5,884,163
  Change in net unrealized appreciation/depreciation           (5,330,742)           (31,678)
                                                         -----------------------------------------
  Net increase (decrease) in net assets from operations        (3,443,497)         6,626,137
                                                         -----------------------------------------

DISTRIBUTIONS:

  From net investment income                                     (716,846)          (780,969)
  From net realized gain                                       (4,306,409)        (5,354,128)
                                                         -----------------------------------------
  Net decrease in net assets from distributions                (5,023,255)        (6,135,097)
                                                         -----------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2):

  Proceeds from sale of shares                                 10,036,755          5,968,400
  Reinvested dividends                                          4,166,631          4,692,181
  Cost of shares redeemed                                      (6,745,326)       (15,520,770)
                                                         -----------------------------------------

  Net increase (decrease) in net assets from
     share transactions                                         7,458,060         (4,860,189)
                                                         -----------------------------------------

NET DECREASE IN NET ASSETS                                     (1,008,692)        (4,369,149)
                                                         -----------------------------------------

NET ASSETS:

  Beginning of period                                          68,706,616         73,075,765
                                                         -----------------------------------------
  End of period*                                             $ 67,697,924       $ 68,706,616
                                                         =========================================
*Includes undistributed net investment income of:            $     29,254       $      8,520

See notes to financial statements.

                                                                   QUALITY BOND FUND
                                                        ---------------------------------------
                                                        FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                          APRIL 30, 2002     APRIL 30, 2001
                                                        ---------------------------------------
OPERATIONS:
  Net investment income                                   $  2,475,299       $  2,577,033
  Net realized gain (loss) on investments                       21,263           (327,944)
  Change in net unrealized appreciation/depreciation           (56,473)         2,156,679
                                                        ---------------------------------------
  Net increase in net assets from operations                 2,440,089          4,405,768
                                                        ---------------------------------------

DISTRIBUTIONS:

  From net investment income                                (2,438,114)        (2,577,033)
                                                        ---------------------------------------
  Net decrease in net assets from distributions             (2,438,114)        (2,577,033)
                                                        ---------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2):

  Proceeds from sale of shares                               7,651,553          7,072,630
  Reinvested dividends                                       2,080,332          2,148,910
  Cost of shares redeemed                                  (10,310,936)       (11,059,173)
                                                        ---------------------------------------
  Net decrease in net assets from
     share transactions                                       (579,051)        (1,837,633)
                                                        ---------------------------------------

NET DECREASE IN NET ASSETS                                    (577,076)            (8,898)
                                                        ---------------------------------------

NET ASSETS:

  Beginning of period                                       42,399,440         42,408,338
                                                        ---------------------------------------
  End of period*                                          $ 41,822,364       $ 42,399,440
                                                        =======================================

*Includes undistributed net investment income of:         $     83,866       $     46,681

See notes to financial statements.

                                                                  COLORADO QUALITY TAX-EXEMPT FUND
                                                               ---------------------------------------
                                                                FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                                                APRIL 30, 2002       APRIL 30, 2001
                                                               ---------------------------------------
OPERATIONS:
  Net investment income                                        $    596,555       $    629,714
  Net realized gain on investments                                   19,905             19,934
  Change in net unrealized appreciation/depreciation                 83,756            290,984
                                                               ---------------------------------------
  Net increase in net assets from operations                        700,216            940,632
                                                               ---------------------------------------

DISTRIBUTIONS:

  From net investment income                                       (588,751)          (629,714)
  From net realized gain                                            (25,572)                 -
                                                               ---------------------------------------
  Net decrease in net assets from distributions                    (614,323)          (629,714)
                                                               ---------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2):

  Proceeds from sale of shares                                    1,460,346            929,387
  Reinvested dividends                                              160,965            107,200
  Cost of shares redeemed                                        (1,081,879)        (2,422,140)
                                                               ---------------------------------------
  Net increase (decrease) in net assets from
     share transactions                                             539,432         (1,385,553)
                                                               ---------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                               625,325         (1,074,635)
                                                               ---------------------------------------

NET ASSETS:

  Beginning of period                                            12,724,749         13,799,384
                                                               ---------------------------------------
  End of period*                                               $ 13,350,074       $ 12,724,749
                                                               =======================================
*Includes un (over)-distributed net investment income of:      $      7,188       $       (616)

See notes to financial statements.

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                   EQUITY FUND
                                              ---------------------------------------------------------------
                                                                                             FOR THE PERIOD
                                                       FOR THE YEAR ENDED APRIL 30,           MARCH 2, 1998
                                                 2002        2001        2000       1999    TO APRIL 30, 1998
                                              ---------------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period         $   9.34    $   9.34    $  11.11    $  10.44    $  10.00
                                              ---------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.10        0.11        0.12        0.14        0.01
  Net realized and unrealized gain (loss)
     on investments                              (0.58)       0.78       (0.01)       0.81        0.44
                                              ---------------------------------------------------------------
  Total income (loss) from investment
      operations                                 (0.48)       0.89        0.11        0.95        0.45
                                              ---------------------------------------------------------------
DISTRIBUTIONS:

  From net investment income                     (0.09)      (0.11)      (0.12)      (0.14)      (0.01)
  From net realized gain                         (0.55)      (0.78)      (1.76)      (0.14)       -
                                              ---------------------------------------------------------------
  Total distributions                            (0.64)      (0.89)      (1.88)      (0.28)      (0.01)
                                              ---------------------------------------------------------------
Net asset value - end of period               $   8.22    $   9.34    $   9.34    $  11.11    $  10.44
                                              ===============================================================

TOTAL RETURN                                     (4.99)%     10.31%       2.23%       9.39%       4.54%
                                              ===============================================================
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000)               $ 67,698    $ 68,707    $ 73,076    $ 94,373    $101,614
                                              ===============================================================

Ratio of expenses to average net assets           1.05%       1.05%       1.01%       0.95%       0.95%(1)
                                              ===============================================================
Ratio of net investment income to
  average net assets                              1.10%       1.14%       1.20%       1.41%       0.84%(1)
                                              ===============================================================
Ratio of expenses to average net
  assets without fee waivers                      1.17%       1.16%       1.09%       1.11%       1.17%(1)
                                              ===============================================================
Ratio of net investment income to
  average net assets without fee waivers          0.99%       1.03%       1.12%       1.25%       0.62%(1)
                                              ===============================================================

Portfolio turnover rate                          24.12%      27.47%      16.63%      25.26%      14.20%(1)
                                              ===============================================================

(1)  Annualized

See notes to financial statements.

                                                                    QUALITY BOND FUND
                                               -------------------------------------------------------------
                                                                                            FOR THE PERIOD
                                                           FOR THE YEAR ENDED APRIL 30,      MARCH 2, 1998
                                                 2002       2001         2000       1999   TO APRIL 30, 1998
                                               -------------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period          $  9.75     $  9.32     $  9.88     $  9.97     $ 10.00
                                               -------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.57        0.60        0.59        0.62        0.10
  Net realized and unrealized gain (loss)
     on investments                              (0.01)       0.43       (0.57)      (0.08)      (0.03)
                                               -------------------------------------------------------------
  Total income from investment operations         0.56        1.03        0.02        0.54        0.07
                                               -------------------------------------------------------------
DISTRIBUTIONS:
  From net investment income                     (0.56)      (0.60)      (0.58)      (0.61)      (0.10)
  From net realized gain                          -           -           -          (0.02)       -
                                               -------------------------------------------------------------
  Total distributions                            (0.56)      (0.60)      (0.58)      (0.63)      (0.10)
                                               -------------------------------------------------------------

Net asset value - end of period                $  9.75     $  9.75     $  9.32     $  9.88     $  9.97
                                               =============================================================
TOTAL RETURN                                      5.85%      11.33%       0.28%       5.49%       0.69%
                                               =============================================================
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                $41,822     $42,399     $42,408     $51,980     $57,510
                                               =============================================================

Ratio of expenses to average net assets           0.70%       0.70%       0.68%       0.65%       0.65%(1)
                                               =============================================================
Ratio of net investment income to
  average net assets                              5.75%       6.25%       6.16%       6.10%       6.00%(1)
                                               =============================================================
Ratio of expenses to average net
  assets without fee waivers                      0.77%       0.79%       0.75%       0.76%       0.83%(1)
                                               =============================================================
Ratio of net investment income to
  average net assets without fee waivers          5.67%       6.16%       6.10%       5.99%       5.82%(1)
                                               =============================================================

Portfolio turnover rate                          32.04%      15.72%      10.06%       9.79%      11.44%(1)
                                               =============================================================

(1)  Annualized

See notes to financial statements.

                                                                 COLORADO QUALITY TAX-EXEMPT FUND
                                               ----------------------------------------------------------------
                                                                                               FOR THE PERIOD
                                                    FOR THE YEAR ENDED APRIL 30,               MARCH 2, 1998
                                                2002         2001       2000         1999     TO APRIL 30, 1998
                                               ----------------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period          $  9.58     $  9.35     $  9.89     $  9.94     $ 10.00
                                               ----------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.45        0.46        0.46        0.49        0.08
  Net realized and unrealized gain (loss)
     on investments                               0.08        0.23       (0.45)       0.04       (0.06)
                                               ----------------------------------------------------------------
  Total income from investment operations         0.53        0.69        0.01        0.53        0.02
                                               ----------------------------------------------------------------

DISTRIBUTIONS:

  From net investment income                     (0.44)      (0.46)      (0.46)      (0.49)      (0.08)
  From net realized gain                         (0.02)       -          (0.09)      (0.09)       -
                                               ----------------------------------------------------------------
  Total distributions                            (0.46)      (0.46)      (0.55)      (0.58)      (0.08)
                                               ----------------------------------------------------------------

Net asset value - end of period                $  9.65     $  9.58     $  9.35     $  9.89     $  9.94
                                               ================================================================

TOTAL RETURN                                      5.62%       7.50%       0.16%       5.40%       0.22%
                                               ================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                $13,350     $12,725     $13,799     $17,502     $23,381
                                               ================================================================

Ratio of expenses to average net assets           0.50%       0.50%       0.48%       0.45%       0.45%(1)
                                               ================================================================

Ratio of net investment income to
  average net assets                              4.57%       4.81%       4.85%       4.85%       5.00%(1)
                                               ================================================================

Ratio of expenses to average net assets
  without fee waivers and reimbursements          1.03%       1.04%       0.93%       0.91%       0.92%(1)
                                               ================================================================

Ratio of net investment income to
  average net assets without fee
  waivers and reimbursements                      4.04%       4.27%       4.41%       4.40%       4.53%(1)
                                               ================================================================

Portfolio turnover rate                          15.91%       9.29%      12.41%       7.86%      17.64%(1)
                                               ================================================================

(1)  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

     Financial Investors Trust, a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The financial statements included herein relate to the Trust's Aristata Family of Funds. The Aristata Family of Funds includes the Equity Fund, Quality Bond Fund and Colorado Quality Tax-Exempt Fund. The financial statements of the remaining portfolios of the Trust are presented separately.

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     INVESTMENT VALUATION: Securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time), on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     FEDERAL INCOME TAXES: It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

     At April 30, 2002, the Aristata Quality Bond Fund had available for federal income tax purposes unused capital loss carryovers of $671,956, expiring through April 30, 2010.

     EXPENSES: Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average netassets.

     DIVIDENDS: The Equity Fund will declare and pay dividends from net investment income, if any, quarterly. Dividends from net investment income are declared daily and paid monthly for the Quality Bond and Colorado Quality Tax-Exempt Funds. Dividends from net realized gains, if any, are declared at least once a year for each of the Funds. Dividends to shareholders are recorded on the ex-dividend date.

     CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS: Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain (loss) was recorded by the Fund.

     For the year ended April 30, 2002, the effect of certain differences due to amortization of premium was reclassified. Accordingly, $1,152 has been reclassified to realized gain from net investment income on the Aristata Colorado Quality Tax-Exempt Fund.

     ORGANIZATION COSTS: The Funds have deferred certain costs incurred in connection with the organization, initial registration and public offering of Fund shares. Such costs are being amortized over a 60 month period from the commencement of operations. As of April 30, 2002, the remaining period of amortization was 10 months.

     OTHER: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis the Funds use for federal income tax purposes.

     The Quality Bond Fund and Colorado Quality Tax-Exempt Fund adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies, as revised, effective for its fiscal year beginning May 1, 2001. As required, these Funds began amortizing premiums and accreting discounts effective May 1, 2001. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but resulted in an increase of $273,122 to paid in capital and to the change in net unrealized appreciation for the Quality Bond Fund, and an increase of $54,377 to paid in capital and to the change in net unrealized appreciation for the Colorado Quality Tax-Exempt Fund.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2.  SHARES OF BENEFICIAL INTEREST

     On April 30, 2002, there was an unlimited number of no par value shares of beneficial interest authorized for each fund. Transactions in shares of beneficial interest were as follows:

                                                                                                         COLORADO QUALITY
                                    EQUITY FUND                   QUALITY BOND FUND                      TAX-EXEMPT FUND
                            -----------------------------------------------------------------------------------------------------
                             FOR THE YEAR ENDED APRIL 30,      FOR THE YEAR ENDED APRIL 30,        FOR THE YEAR ENDED APRIL 30,
                             2002                   2001       2002                   2001         2002                    2001
                            -----------------------------------------------------------------------------------------------------
Shares sold                 1,165,039            643,111     777,947               740,260      151,024                 96,525
Shares issued as
  reinvestment of dividends   510,929            538,347     211,573               224,976       16,659                 11,247
Shares redeemed              (792,641)        (1,649,439) (1,047,977)           (1,165,761)    (112,531)              (254,771)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)       883,327           (467,981)    (58,457)             (200,525)       55,152              (146,999)
================================================================================================================================

3.  UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

                                                                                           COLORADO QUALITY
                                      EQUITY FUND            QUALITY BOND FUND             TAX-EXEMPT FUND
                                      ---------------------------------------------------------------------
As of April 30, 2002
Gross appreciation (excess of
  value over tax cost)                $ 24,834,343           $   1,431,298                 $      761,489
Gross depreciation (excess of
  tax cost over value)                    (698,180)               (202,617)                       (13,936)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation           $ 24,136,163           $   1,228,681                 $      747,553
===========================================================================================================
Cost of investments for income
  tax purposes                        $ 43,547,740           $  40,019,208                 $   12,007,383
===========================================================================================================

4. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER RELATED PARTY TRANSACTIONS

     Tempest Investment Counselors, Inc. (the "Adviser") serves as investment adviser to each Fund pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Trust. For its services, the Adviser is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.85%, 0.50% and 0.50% of the average net assets for the Equity Fund, Quality Bond Fund and Colorado Quality Tax-Exempt Fund, respectively. The Adviser has voluntarily agreed to waive a portion of its fees and/or reimburse fund expenses to the extent necessary for the Equity, Quality Bond and Colorado Quality Tax-Exempt Funds to maintain a total expense ratio of no more than 1.05%, .70% and .50%, respectively. Fee waivers by the Adviser are voluntary and may be terminated at any time.

     ALPS Mutual Funds Services, Inc. ("ALPS") serves as the administrator to each Fund. ALPS is entitled to receive a fee from each Fund, computed daily and payable monthly, at the annual rate of .20% of the average net assets of each Fund, subject to a minimum monthly fee of $15,000 for the Equity Fund, $7,500 for the Quality Bond Fund and $5,000 for the Colorado Quality Tax-Exempt Fund. In addition to administration services, the administration fee also covers the costs of fund accounting, custody, shareholder servicing, transfer agency and audit fees.

     Shareholders holding more than 10% of the Funds' outstanding shares as of April 30, 2002, constituted 40% and 53% of the Equity Fund and Quality Bond Fund, respectively.

5.  INVESTMENT TRANSACTIONS

     The cost of securities purchased and proceeds from the sale of securities, other than temporary cash investments, during the year ended April 30, 2002 were as follows:

                                                  U.S. GOVERNMENT
                                                     SECURITIES                     ALL OTHER                  TOTAL
------------------------------------------------------------------------------------------------------------------------
EQUITY FUND
Purchases                                       $               0                  $19,361,409              $19,361,409
Sales                                           $               0                  $15,303,497              $15,303,497
------------------------------------------------------------------------------------------------------------------------

QUALITY BOND FUND
Purchases                                       $       8,081,718                  $ 5,836,401              $13,918,119
Sales                                           $       5,661,578                  $ 7,144,167              $12,805,744
------------------------------------------------------------------------------------------------------------------------

COLORADO QUALITY
TAX-EXEMPT FUND
Purchases                                       $               0                  $ 2,394,101              $ 2,394,101
Sales                                           $               0                  $ 1,988,256              $ 1,988,256
------------------------------------------------------------------------------------------------------------------------

6.  TRUSTEES (UNUADITED)

     The Funds are three of seven separate series under the Trust. The Trust's Board of Trustees oversees the overall management of each series of the Trust and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

INTERESTED TRUSTEES

                                                         TERM OF OFFICE,
                                                         LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION DURING THE
                               POSITION(S) HELD          AND NUMBER OF             PAST 5 YEARS** AND OTHER
NAME, ADDRESS & AGE            WITH FUNDS                PORTFOLIOS OVERSEEN       DIRECTORSHIPS HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
W. Robert Alexander*           Trustee, Chairman         W. Robert Alexander       Mr. Alexander is the Chief
(74)                           and President             was elected by the        Executive Officer of ALPS Mutual
                                                         initial shareholder       Funds Services, Inc., and ALPS
370 17th Street                                          in December 1993 and      Distributors, Inc., which provide
Suite 3100                                               oversees 7                administration and distribution
Denver, CO 80202                                         portfolios in fund        services, respectively, for
                                                         complex.                  proprietary mutual fund complexes.
                                                                                   Mr. Alexander was Vice Chairman of
                                                                                   First Interstate Bank of Denver,
                                                                                   responsible for Trust, Private
                                                                                   Banking, Retail Banking, Cash
                                                                                   Management Services and Marketing.
                                                                                   Mr. Alexander is currently a member
                                                                                   of the Board of Trustees of the
                                                                                   Hunter and Hughes Trusts. Because
                                                                                   of his affiliation with ALPS Mutual
                                                                                   Funds Services and ALPS
                                                                                   Distributors, Mr. Alexander is
                                                                                   considered an "interested" Trustee
                                                                                   of the Trust.

Martin J. Maddaloni*           Trustee                   Martin J. Maddaloni       Mr. Maddaloni is General President
(62)                                                     was appointed as a        of the United Association of
                                                         trustee at the            Journeymen and Apprentices of the
370 17th Street                                          December 14, 1999,        Plumbing and Pipe Fitting Industry
Suite 3100                                               meeting of the Board      of the United States and Canada
Denver, CO 80202                                         of Trustees and           (United Association). Mr. Maddaloni
                                                         oversees 7                is also Chairman of the United
                                                         portfolios in fund        Association's National Pension
                                                         complex.                  Fund, Treasurer for the National
                                                                                   Coordinating Committee for
                                                                                   Multiemployer Plans Board of
                                                                                   Directors, and he serves as a
                                                                                   Member on the Labor Advisory Board
                                                                                   for the American Income Life
                                                                                   Insurance Company (AIL), and a
                                                                                   Director of Union Labor Life
                                                                                   Insurance Company (ULLICO). He has
                                                                                   served the United Association in
                                                                                   various positions including
                                                                                   International Vice President
                                                                                   (District 2), Special
                                                                                   Representative, and International
                                                                                   Representative. He is deeply
                                                                                   involved in charity work for the
                                                                                   Special Olympics, Diabetes/Dad's
                                                                                   Day, and the Miami Project to Cure
                                                                                   Paralysis. Because of his
                                                                                   affiliation with the United
                                                                                   Association, Mr. Maddaloni is
                                                                                   considered an "interested" trustee
                                                                                   of the Trust.

INDEPENDENT TRUSTEES

                                                         TERM OF OFFICE,
                                                         LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION DURING THE
                               POSITION(S) HELD          AND NUMBER OF             PAST 5 YEARS** AND OTHER
NAME, ADDRESS & AGE            WITH FUNDS                PORTFOLIOS OVERSEEN       DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
Mary K. Anstine (61)           Trustee                   Mary K. Anstine was       President/Chief Executive Officer,
                                                         elected at a special      HealthONE Alliance, Denver,
370 17th Street                                          meeting of                Colorado; Former Executive Vice
Suite 3100                                               shareholders held on      President, First Interstate Bank of
Denver, CO 80202                                         March 21, 1997 and        Denver. Ms. Anstine is currently a
                                                         oversees 7                Director of the Trust of Colorado,
                                                         portfolios in fund        Trustee of the Denver Area Council
                                                         complex.                  of the Boy Scouts of America, a
                                                                                   Director of the Junior Achievement
                                                                                   Board and the Colorado Uplift
                                                                                   Board, and a member of the Advisory
                                                                                   Boards for the Girl Scouts Mile Hi
                                                                                   Council and the Hospice of Metro
                                                                                   Denver. Formerly, Ms. Anstine
                                                                                   served as a Director of ALPS
                                                                                   Distributors, Inc., from October
                                                                                   1995 to December 1996; Director of
                                                                                   HealthONE; a member of the American
                                                                                   Bankers Association Trust Executive
                                                                                   Committee; and Director of the
                                                                                   Center for Dispute Resolution.

Edwin B. Crowder (70)          Trustee                   Edwin B. Crowder was      Mr. Crowder currently operates a
                                                         elected at a special      marketing concern with operations
370 17th Street                                          meeting of                in the U. S. and Latin America. He
Suite 3100                                               shareholders held on      has previously engaged in business
Denver, CO 80202                                         March 21, 1997            pursuits in the restaurant, oil and
                                                         and oversees 7            gas drilling, and real estate
                                                         portfolios in fund        development industries. Mr. Crowder
                                                         complex.                  is a former Director of Athletics
                                                                                   and Head Football Coach at the
                                                                                   University of Colorado.

Robert E. Lee (66)             Trustee                   Robert E. Lee was         Mr. Lee has been a Director of
                                                         appointed as a            Storage Technology Corporation
370 17th Street                                          Trustee at the            since 1989 and of Equitable of Iowa
Suite 3100                                               December 15, 1998,        since 1981. Mr. Lee was the
Denver, CO 80202                                         meeting of the Board      Executive Director of The Denver
                                                         of Trustees and           Foundation from 1989 to 1996, and
                                                         oversees 7                is currently the Executive Director
                                                         portfolios in fund        of Emeritus. Mr. Lee is also a
                                                         complex.                  Director of Meredith Capital
                                                                                   Corporation and Source Capital
                                                                                   Corporation.

                                                         TERM OF OFFICE,
                                                         LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION DURING THE
                                                         AND NUMBER OF             PAST 5 YEARS** AND OTHER
                               POSITION(S) HELD          PORTFOLIOS OVERSEEN       DIRECTORSHIPS HELD BY TRUSTEE
NAME, ADDRESS & AGE            WITH FUNDS
----------------------------------------------------------------------------------------------------------------------
John R. Moran, Jr. (71)        Trustee                   John R. Moran was         Mr. Moran is President of The
                                                         elected at a special      Colorado Trust, a private
370 17th Street                                          meeting of                foundation serving the health and
Suite 3100                                               shareholders held on      hospital community in the State of
Denver, CO 80202                                         March 21, 1997 and        Colorado. An attorney, Mr. Moran
                                                         oversees 7                was formerly a partner with the
                                                         portfolios in fund        firm of Kutak Rock & Campbell in
                                                         complex.                  Denver, Colorado and a member of
                                                                                   the Colorado House of
                                                                                   Representatives. Currently, Mr.
                                                                                   Moran is a member of the Board of
                                                                                   Directors and Treasurer of
                                                                                   Grantmakers in Health; a Director
                                                                                   of the Conference of Southwest
                                                                                   Foundations; a member of the
                                                                                   Treasurer's Office Investment
                                                                                   Advisory Committee for the
                                                                                   University of Colorado; a Trustee
                                                                                   of the Robert J. Kutak Foundation;
                                                                                   Director of the Colorado Wildlife
                                                                                   Heritage Foundation; and a member
                                                                                   of the Alumni Council of the
                                                                                   University of Denver College of
                                                                                   Law.

*    Trustees deemed "interested persons" of the Trust for purposes of the 1940
     Act.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

7. SHAREHOLDER TAX INFORMATION (UNAUDITED)

     During the year ended April 30, 2002, 100% of the dividends paid by the Aristata Colorado Quality Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends and 100% of the dividends paid by the Aristata Equity Fund from net investment income qualify for the corporate dividends received deduction.

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

THESE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR INSURER.

INVESTMENT ADVISER
Tempest Investment Counselors, Inc.
1380 Lawrence Street
Suite 1050
Denver, CO 80204

ADMINISTRATOR, TRANSFER AGENT
& FUND ACCOUNTANT
ALPS Mutual Funds Services, Inc.
370 Seventeenth Street
Suite 3100
Denver, CO  80202

DISTRIBUTOR
ALPS Distributors, Inc.
370 Seventeenth Street
Suite 3100
Denver, CO  80202

LEGAL COUNSEL
Davis, Graham & Stubbs LLP
1550 Seventeenth Street
Suite 500
Denver, CO  80202

INDEPENDENT AUDITORS
Deloitte & Touche LLP
555 Seventeenth Street
Suite 3600
Denver, Colorado  80202

CUSTODIAN
Fifth Third Bank, N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, Ohio  45263

MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

FOR MORE INFORMATION, PLEASE CALL 1-800-644-8595
OR VISIT www.aristata.com

[ALPS DISTRIBUTORS, INC. LOGO]

SPONSOR AND DISTRIBUTOR

[ARISTATA MUTUAL FUNDS LOGO]

A CLASS ABOVE

ANNUAL REPORT

APRIL 30, 2002